Exhibit 10.1

CONFIDENTIAL TREATMENT

FIRST AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT (this “First Amendment”) is entered into as of the 1st day of June 2006 by and between Cubist Pharmaceuticals, Inc., a Delaware corporation (“Cubist”) and Hospira Worldwide, Inc., a Delaware corporation (“Hospira”) to amend the terms of that certain Development and Supply Agreement dated the third day of April, 2000 between Abbott Laboratories, predecessor in interest to Hospira, and Cubist (the “Agreement”).

RECITALS

The parties desire to amend the Agreement to set forth amended purchase and supply volume commitments, to amend Product pricing, and to extend the Term of the Agreement through December 31, 2013.

The parties also desire to recognize that Hospira succeeded to the interests of Abbott Laboratories under the Agreement by virtue of the spin-off of Hospira from Abbott Laboratories into an independent public company on May 1, 2004, and that all rights and obligations of Abbott Laboratories under the Agreement are now rights and obligations of Hospira.  Therefore, all instances of “Abbott Laboratories” in the Agreement shall be replaced by “Hospira Worldwide, Inc.”, and all instances of “Abbott” in the Agreement shall be replaced by “Hospira.”

AGREEMENT

1.     Incorporation of the Agreement.  The Recitals set forth above are hereby incorporated herein.  All capitalized terms which are not defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, as amended by this First Amendment, is incorporated herein by this reference as though the same was set forth in its entirety.  Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto; provided, that the parties agree that development activities described in Articles 2 through 5 of the Agreement have been completed and the provisions in these Articles have no further applicability.

2.               Amendment of the Agreement.  The Agreement is hereby amended as follows:

a.               Amendment of Section 1.4.  Section 1.4 is hereby deleted and replaced with the following:

1.4                                 “Contract Year” shall mean: (a) for the period commencing on the Effective Date and ending on December 31, 2005, the twelve-month period commencing on the first day of the month after the month of Cubist’s first bona fide sale of Product to a non-affiliate customer after Product has received an approved NDA from the FDA and/or a corresponding government marketing approval in an international market; and (b) for the period commencing on January 1, 2006, each twelve-month calendar year thereafter through December 31, 2013.

b.              Amendment of Section 1.9.  Section 1.9 is hereby deleted and replaced with the following:

*Confidential Treatment Requested. Omitted portions filed with the Securities and Exchange Commission (the “Commission”).

1.9                                 “Term” shall mean the period commencing on the Effective Date and ending on December 31, 2013, unless this Agreement is sooner terminated in accordance with Paragraph 11.2 or 11.3 or extended in accordance with Paragraph 11.1.

c.               Amendment of Section 8.1.  Section 8.1 is hereby deleted in its entirety and replaced with the following:

8.1                                 Purchase and Sale of Product.

8.1.1                        Cubist shall place purchase orders with Hospira and Hospira shall manufacture Product for Cubist, all in accordance with the volume schedule outlined in Exhibit 8.5.1, amended below, and deliver such Product to Cubist in accordance with Section 8.6.  The initial volume schedule is defined in Exhibit 8.5.1 under the column labeled “Volume (1)”.  In the event that Cubist provides Hospira with sufficient quantities of Bulk Drug [ ]*to allow Hospira to validate Cubicin® in the [ ]* lyophilizer of the expansion of the McPherson, Kansas facility “Lyophilizer [ ]*”, Hospira shall complete [ ]* validation runs of Lyophilizer [ ]* by [ ]* with the cost of validation runs, testing and validation reports for Lyophilizer [ ]* to be paid by [ ]* (except that [ ]* shall pay for any testing of the Product performed by a third party), and, if such validation runs are successfully completed, the volume schedule for [ ]* will be defined by the column labeled “Volume (2)”.

If Cubist also provides Hospira with sufficient quantities of Bulk Drug [ ]* to allow Hospira to validate the manufacture of Cubicin® in the first [ ]* lyophilizer, “Lyophilizer [ ]*”, at the McPherson, Kansas facility, at [ ]* own cost, with a batch size designed to fill that chamber, and if such validation is successfully completed, then the volume schedule will continue to be defined by the column labeled “Volume (2)” for [ ]*.  In the event that Lyophilizer [ ]* is not validated by [ ]*, the volumes for [ ]* will be the volume (under either the Volume (1) column or the Volume (2) column, as determined above) for [ ]*, provided that, Cubist ordered at least such volume to be manufactured in [ ]*.  If Cubist did not order at least such volume, the volume for [ ]* will be the volume actually ordered by Cubist to be manufactured in [ ]*.  Nothing herein shall require Cubist to provide the Bulk Drug for the validation of Lyophilizer [ ]* or Lyophilizer [ ]*.

In the event that Cubist requires more volume than that set forth in the applicable column of Exhibit 8.5.1, Cubist may formally request an increase through its forecast.  Notwithstanding any provision to the contrary in the Agreement, Hospira [ ]* purchase orders that would cause the volume of Product delivered in any Contract Year to exceed the applicable volume for such Contract Year, as set forth in Exhibit 8.5.1, but Hospira will [ ]* to satisfy Cubist’s request for additional volume to the extent that Hospira [ ]*, it being understood and agreed by the parties that Hospira [ ]* to satisfy Cubist’s requests for additional volume.

* Confidential Treatment Requested.  Omitted portions filed with the Commission.

8.1.2                        Hospira shall manufacture Product in accordance with the Product Specifications, as may be amended from time to time by mutual written agreement of the parties without the necessity of amending this Agreement; provided that, Hospira shall not unreasonably withhold or delay its agreement to any amendment to the Specifications requested by Cubist or required by the FDA or a corresponding regulatory agency in another country.  In addition, Cubist shall be responsible for any studies, testing or other administrative costs resulting from such change in the Specifications.  If the change in the Specifications results in an increase in Hospira’s cost to manufacture Product, the parties shall agree on an appropriate increase in pricing that is reflective of such change in manufacturing costs.

d.              Amendment of Section 8.2.  Section 8.2 is hereby deleted in its entirety and replaced with the following:

8.2                                 Minimum Firm Order Requirement.  In the event Cubist does not provide purchase orders for at least [ ] of the applicable amount of Product set forth in Exhibit 8.5.1 for any of the Contract Years [ ]* and Hospira certifies in writing that it was willing and able to manufacture at least [ ]* of such amount in such Contract Year, Hospira shall invoice Cubist after the end of such Contract Year for the difference between the amount of Product actually ordered by Cubist to be manufactured in such Contract Year and [ ]* the amount of Product required to be manufactured in Exhibit 8.5.1, and Cubist shall pay Hospira for such difference within [ ]* after receipt of Hospira’s invoice.

e.               Amendment of Section 8.4.2.  The second sentence of Section 8.4.2 is hereby deleted in its entirety and replaced with the following:

Hospira’s responsibilities for replacing lost, damaged or otherwise unusable Bulk Drug pursuant to this Subparagraph 8.4.2 shall in no event exceed [ ]* for the [ ]* of Product lost, damaged or otherwise made unusable in whole or in part pursuant to this Subparagraph 8.4.2 during any Contract Year and [ ]* for any [ ]* lost, damaged or otherwise made unusable in whole or in part in such Contract Year.

f.                 Amendment of Section 8.4.8(a).  Section 8.4.8(a) is hereby amended by inserting the following new sentence immediately following the sixth sentence of such Section:

In the case of such audits that are mandated by a regulatory authority or to respond to regulatory authority questions, Cubist shall [ ]*for additional audit days or additional auditors unless the audits are due to a [ ]*.

* Confidential Treatment Requested.  Omitted portions filed with the Commission.

g.              Amendment of Exhibit 8.5.1.

Schedule and Prices

Year	Volume (1)	Volume (2)	Price per [ ]*	Price per[ ]*	Price per [ ]*
2006	[ ]*	[ ]*	[ ]*	[ ]*	[ ]*
2007	[ ]*	[ ]*	[ ]*	[ ]*	[ ]*
2008	[ ]*	[ ]*	[ ]*	[ ]*	[ ]*
2009	[ ]*	[ ]*	[ ]*	[ ]*	[ ]*
2010	[ ]*	[ ]*	[ ]*	[ ]*	[ ]*
2011	[ ]*	[ ]*	[ ]*	[ ]*	[ ]*
2012	[ ]*	[ ]*	[ ]*	[ ]*	[ ]*
2013	[ ]*	[ ]*	[ ]*	[ ]*	[ ]*

[ ]*

h.              Amendment of Section 8.7.5.  Section 8.7.5 is hereby deleted in its entirety and replaced with the following:

8.7.5                        Purchase Order Acceptance.  Subject to this Section 8.7.5, Hospira shall accept the volume of Product ordered in all firm purchase orders from Cubist that would cause the total of Product manufactured in any Contract Year to be [ ]* for such Contract Year as specified in Exhibit 8.5.1, provided that, the ordered volume for each month does not exceed [ ]* of the total volume for the Contract Year.  The parties acknowledge that while Cubist is obligated to purchase from Hospira the volume of Product set forth in Exhibit 8.5.1 and Hospira is obligated to supply Cubist with such volume of Product, the delivery dates for quantities of Product ordered [ ]* scheduled in accordance with [ ]*; provided that, Hospira shall be required to deliver Product within [ ]* of the delivery date specified for the second quarter of a firm purchase order if the quantity ordered for such second quarter is within the volumes specified in Exhibit 8.5.1 and between [ ]* and [ ]* of the quantity forecasted for the same quarter in the prior quarter’s forecast (i.e., the third quarter forecasted in the prior quarter’s forecast).

* Confidential Treatment Requested.  Omitted portions filed with the Commission.

Within [ ]*after receipt of Cubist’s firm purchase orders for Product pursuant to Section 8.7.4, Hospira shall advise Cubist in writing if it is able to accept a firm purchase order for any quantity of Product [ ]* the applicable volumes for the Contract Year in which such Product is ordered to be delivered and whether Hospira is able to meet the delivery dates specified by Cubist.  If Hospira accepts a firm purchase order for Product that would cause the amount of Product delivered in any Contract Year to [ ]* the applicable volume in Exhibit 8.5.1, Hospira shall be obligated to supply such amount as if it was included in the volumes in Exhibit 8.5.1.

i.                  Amendment of Section 8.8.5.  Section 8.8.5 is hereby amended by deleting “based upon a breach of Abbott’s representations or warranties set forth in Subparagraph 8.8.3” and replacing such language with: “subject to indemnification by Hospira pursuant to Section 8.8.4 hereto”.

j.                  Amendment to Section 11.1.  Section 11.1 is hereby amended by deleting “at the end of the fifth Contract Year” and replacing such language with: “on December 31, 2013.”

k.               Amendment to Section 11.2.  Section 11.2 is hereby deleted in its entirety and replaced with the following:

11.2         Termination for Convenience.  [ ]* after June 30, 2010, either party may terminate this Agreement [ ]* by giving the other party [ ]* prior written notice.  Following any such notice of termination, Cubist shall be obligated to purchase and Hospira shall be obligated to supply only the volume of Product that has been forecasted up to the effective date of such termination pursuant to a rolling forecast submitted by Cubist pursuant to Section 8.7.4.

l.                  Amendment to Section 11.4.  Section 11.4 is hereby amended by adding the following language directly in between “Article 11,” and “Cubist shall reimburse”: “except if such termination is by Cubist pursuant to Section 11.3”.

m.            Amendment to Section 13.2.  Section 13.2 is hereby amended by deleting the contact information contained therein in its entirety and replacing it with the following:

To:          Cubist Pharmaceuticals, Inc.

65 Hayden Avenue
Lexington, MA 02421
U.S.A.
Attention: Senior Vice President, Technical Operations
Facsimile: (781) 860-1498

With a copy to:    General Counsel

Cubist Pharmaceuticals, Inc.
65 Hayden Avenue
Lexington, MA 02421
U.S.A.
Facsimile : (781) 860-1407

* Confidential Treatment Requested.  Omitted portions filed with the Commission.

To :           HospiraWorldwide, Inc.

H1-3, Dept 988
275 N. Field Drive
U.S.A
Attention : V.P. and G.M. Contract Manufacturing
Facsimile : (224) 212-3210

With a copy to :  General Counsel

Hospira Worldwide, Inc.
H1-2, Dept. NLEG
275 N. Field Drive
U.S.A
Facsimile : (224) 212-2088

n.              Amendment to Exhibit 1.2.  Exhibit 1.2 is hereby deleted in its entirety and replaced with the following:

Bulk Drug Specifications

Process Step	Parameter	Method	Limit
[ ]*	[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*	[ ]*

[ ]*

* Confidential Treatment Requested.  Omitted portions filed with the Commission.

o.              Amendment to Exhibit 1.8.  Exhibit 1.8 is hereby deleted in its entirety and replaced with the following:

Product Specifications

Description	Method	Specification
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*
[ ]*	[ ]*	[ ]*

* Confidential Treatment Requested.  Omitted portions filed with the Commission.

p. Amendment to Exhibit 8.4.7.  Exhibit 8.4.7 is hereby deleted in its entirety and replaced with the following:

Test Methods

Test	Method*
[ ]*	[ ]*
[ ]*	[ ]*
[ ]*	[ ]*
[ ]*	[ ]*
[ ]*	[ ]*
[ ]*	[ ]*
[ ]*	[ ]*
[ ]*	[ ]*
[ ]*	[ ]*
[ ]*	[ ]*
[ ]*	[ ]*
[ ]*	[ ]*
[ ]*	[ ]*

[ ]*

3.               Effectuation.  The amendment to the Agreement contemplated by this First Amendment shall be deemed effective as of the date first written above upon the full execution of this First Amendment and without any further action required by the parties hereto.  There are no conditions precedent or subsequent to the effectiveness of this First Amendment.

* Confidential Treatment Requested.  Omitted portions filed with the Commission.

4.               Counterparts.  This First Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  One or more counterparts of this First Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

        IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the date first above written.

HOSPIRA WORLDWIDE, INC.		CUBIST PHARMACEUTICALS, INC.

By	/s/ John Arnott	By	/s/ Lindon M. Fellows

Name	John Arnott	Name	Lindon M. Fellows
	(type or print)		(type or print)

Title	S.V.P. Commercial Operations	Title	S.V.P. Technical Operations

Date	June 9, 2006	Date	01 June 2006